EXHIBIT 10.1

SECOND AMENDMENT TO ACQUISITION AGREEMENT
This SECOND AMENDMENT TO ACQUISITION AGREEMENT (this “Amendment”), dated as of September 22, 2016, is entered into by and among Archie Bennett, Jr., Monty J. Bennett, Remington Holdings GP, LLC, a Delaware limited liability company, MJB Investments, LP, a Delaware limited partnership, Mark A. Sharkey, Remington Holdings, LP, a Delaware limited partnership, Ashford, Inc., a Delaware corporation, Ashford Advisors, Inc., a Delaware corporation, Remington Hospitality Management, Inc., a Delaware corporation, Ashford GP Holdings I, LLC, a Delaware limited liability company, and Remington GP Holdings, LLC, a Delaware limited liability company (collectively, the “Parties”).
WHEREAS, the Parties have entered into an Acquisition Agreement, dated as of September 17, 2015 (the “Original Acquisition Agreement”);
WHEREAS, the Parties have entered into a First Amendment to Acquisition Agreement, dated as of May 24, 2016 (the “First Amendment,” and together with the Original Acquisition Agreement, the “Acquisition Agreement”);
WHEREAS, the Parties desire to amend the Acquisition Agreement to extend the Termination Date, on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to Section 11.08 of the Acquisition Agreement, the amendment contemplated by the Parties must be contained in a written agreement signed by each Party.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used but not defined in this Amendment have the respective meanings assigned to them in the Acquisition Agreement.

2.	Amendment to the Acquisition Agreement. As of the date first written above (the “Effective Date”), the Acquisition Agreement is hereby amended as follows:

(a)	Section 10.01(b)(ii) of the Acquisition Agreement is hereby amended by deleting the date “October 7, 2016” from such section and substituting in lieu thereof the date “April 7, 2017.”

3.
Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions of the Acquisition Agreement are and will remain in full force and effect, and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Acquisition Agreement or as a waiver of or consent to any further or future action on the part of any Party that would require the waiver or consent of any other Party. On and after the Effective Date, each reference in the Acquisition Agreement will mean and be a reference to the Acquisition Agreement as amended by this Amendment. This Amendment will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule or any other principle that could require the application of the laws of any other jurisdiction. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed to be effective as of the date first written above.

/s/ ARCHIE BENNETT, JR.
Archie Bennett, Jr.

/s/ MONTY J. BENNETT
Monty J. Bennett

REMINGTON HOLDINGS, LP
By: REMINGTON HOLDINGS GP, LLC, its general partner

By:	/s/ ARCHIE BENNETT, JR.
Name:	Archie Bennett, Jr.
Title:	Member

By:	/s/ MONTY J. BENNETT
Name:	Monty J. Bennett
Title:	Member
REMINGTON HOLDINGS GP, LLC

By:	/s/ ARCHIE BENNETT, JR.
Name:	Archie Bennett, Jr.
Title:	Member

By:	/s/ MONTY J. BENNETT
Name:	Monty J. Bennett
Title:	Member

ASHFORD INC.

By:	/s/ DAVID A. BROOKS
Name:	David A. Brooks
Title:	Chief Operating Officer, General Counsel and Secretary

ASHFORD ADVISORS, INC.

By:	/s/ DAVID A. BROOKS
Name:	David A. Brooks
Title:	Chief Operating Officer, General Counsel and Secretary

REMINGTON HOSPITALITY MANAGEMENT, INC.

By:	/s/ DAVID A. BROOKS
Name:	David A. Brooks
Title:	Chief Operating Officer, General Counsel and Secretary

MJB INVESTMENTS, LP
By: MJB Investments GP, LLC, its general partner

By:	/s/ MONTY J. BENNETT
Name:	Monty J. Bennett
Title:	Sole Member

/s/ MARK A. SHARKEY
Mark A. Sharkey

ASHFORD GP HOLDINGS I, LLC
By: Ashford Advisors, Inc., its sole member

By:	/s/ DAVID A. BROOKS
Name:	David A. Brooks
Title:	Chief Operating Officer, General Counsel and Secretary

REMINGTON GP HOLDINGS, LLC
By: Remington Hospitality Management, Inc., its sole member

By:	/s/ DAVID A. BROOKS
Name:	David A. Brooks
Title:	Chief Operating Officer, General Counsel and Secretary

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